SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 24, 2006
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                           The New York Times Company
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             (Exact name of Registrant as Specified in Its Charter)

New York                         1-5837                        13-1102020
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(State or Other Jurisdiction   (Commission                     (IRS Employer
  of Incorporation)            File Number)                  Identification No.)

229 West 43rd Street, New York, New York                         10036
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 556-1234
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02  Results of Operations and Financial Condition

         On January 24, 2006, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the year and fourth quarter ended December 25, 2005. On January 24, 2006, the Company also issued a press release announcing the Company's revenues for December 2005. Copies of these press releases are furnished as exhibits to this Form 8-K.


ITEM 9.01  Financial Statements and Exhibits

         (d)  Exhibits

         Exhibit 99.1 The New York Times Company Earnings Press Release dated January 24, 2006

         Exhibit 99.2 The New York Times Company December Revenues Press Release dated January 24, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE NEW YORK TIMES COMPANY




Date:  January 24, 2006               By:   /s/ Rhonda L. Brauer
                                            ------------------------------------
                                            Rhonda L. Brauer
                                            Secretary and
                                            Corporate Governance Officer



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                                  Exhibit List

Exhibit 99.1 The New York Times Company Earnings Press Release dated January 24, 2006

Exhibit 99.2 The New York Times Company December Revenues Press Release dated January 24, 2006